                                                                 Exhibit 10.11

INDI BEL, INC.                      WITH                  AQUA PRO CORPORATION



                               CONTRACT AGREEMENT

                               CONTRACT NO. 1003

     THIS AGREEMENT made and entered into this the 25th day of August, 1997, by and between INDI-BEL, INC., d/b/a DELTA WESTERN, and the undersigned member of DELTA WESTERN.

                                WITNESSETH THAT:

     In consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                       I

     DELTA WESTERN agrees to sell and deliver to AQUA PRO CORPORATION between January 1, 1998 and December 31, 1998 and member agrees to purchase and receive from DELTA WESTERN during stated period of time 2000 tons of 32% floating catfish feed. Member has the option to receive a lower or higher percent of protein with the price for that feed adjusted from his booking price to same differential as out-the-door prices at time of shipment.

     Delivery of the feed purchased and sold hereunder shall be made by DELTA WESTERN in bulk to member's catfish farm, the location of which is known to both parties to this contract. Deliveries shall be made in approximately equal weekly quantities during the term of this contract, with dates for delivery of specific truckload quantities being fixed by number.

     Member hereby selects Option A which is designated tons in designated months OR Option B which is shipping off contract from start to finish until contract is depleted.

                               I SELECT OPTION A
                               ------------------------------
                                                  Initial

     Catfish feed to be ordered by member for specified dates during the months as indicated below:

          JANUARY     1998 - _____ tons       JULY       1998 - _____ tons
          FEBRUARY    1998 - _____ tons       AUGUST     1998 - _____ tons
          MARCH       1998 - _____ tons       SEPTEMBER  1998 - _____ tons
          APRIL       1998 - _____ tons       OCTOBER    1998 - _____ tons
          MAY         1998 - _____ tons       NOVEMBER   1998 - _____ tons
          JUNE        1998 - _____ tons       DECEMBER   1998 - _____ tons

                               I SELECT OPTION B  /s/ eb
                               -----------------------------
                                                 Initial

     Catfish feed to be ordered by member for specific dates during said contract period with first load ordered on or after January 1, 1998 and continuing thereafter with each consecutive order until end of contract period.

                                       II

     The purchase price for such feed shall be $238.00 per ton. This contract price does not include freight charges.

     All deliveries of feed made to member during the specified term of this contract shall be considered as feed purchased and sold under this contract and shall be invoiced to member at the stated price per ton; provided, however, if member, during the term of this contract, purchases more feed of the stated mix or formula than the number of tons specified in paragraph 1 above, the first deliveries shall be considered as feed purchased and sold under this contract, and deliveries in excess of the specified tonnage shall be invoiced to member at the price then being charged by DELTA WESTERN to members who have no contract fixing the price of feeds then being currently delivered to them.

                                      III

     In the event DELTA WESTERN is prevented from making deliveries as agreed upon herein by reason of strikes, labor disputes, acts of God, fire or other like unavoidable casualties or occurrences not under the control of DELTA WESTERN, then and in such event DELTA WESTERN shall be excused from making deliveries until the cause for its inability to deliver shall be removed.

     In the event such inability to deliver shall continue for a period of thirty (30) consecutive days, member may, at member's option, terminate this contract as to the unfulfilled portion thereof provided that written notice of termination is given within one (1) week after the completion of said thirty
(30) day period of time. If no such notice of termination is given by member, or in the event DELTA WESTERN'S inability to deliver continues for less than thirty (30) days, then deliveries shall be continued in approximately equal weekly quantities until the total quantity of feed hereby contracted has been delivered.

     IN TESTIMONY WHEREOF, the parties hereto have executed this agreement in duplicate original on this the day and year hereinabove first specified.


                                             INDI-BEL, INC.

                                             BY /s/ Lester Myers
                                               -------------------------------

                                             TITLE  PRESIDENT
                                                   ---------------------------



                                             CUSTOMER:  AQUA PRO CORPORATION

                                             BY  /s/ Eric P. Braschwitz
                                                ------------------------------

                                             TITLE   CFO
                                                   ---------------------------

INDI BEL, INC.                      WITH                  AQUA PRO CORPORATION



                               CONTRACT AGREEMENT

                               CONTRACT NO. 1005

     THIS AGREEMENT made and entered into this the 4th day of September, 1997, by and between INDI-BEL, INC., d/b/a DELTA WESTERN, and the undersigned member of DELTA WESTERN.

                                WITNESSETH THAT:

     In consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                       I

     DELTA WESTERN agrees to sell and deliver to AQUA PRO CORPORATION between January 1, 1998 and December 31, 1998 and member agrees to purchase and receive from DELTA WESTERN during stated period of time 3000 tons of 32% floating catfish feed. Member has the option to receive a lower or higher percent of protein with the price for that feed adjusted from his booking price to same differential as out-the-door prices at time of shipment.

     Delivery of the feed purchased and sold hereunder shall be made by DELTA WESTERN in bulk to member's catfish farm, the location of which is known to both parties to this contract. Deliveries shall be made in approximately equal weekly quantities during the term of this contract, with dates for delivery of specific truckload quantities being fixed by number.

   Member hereby selects Option A which is designated tons in designated months OR Option B which is shipping off contract from start to finish until contract is depleted.

                               I SELECT OPTION A
                               ------------------------------
                                                  Initial

     Catfish feed to be ordered by member for specified dates during the months as indicated below:

          JANUARY     1998 - _____ tons       JULY       1998 - _____ tons
          FEBRUARY    1998 - _____ tons       AUGUST     1998 - _____ tons
          MARCH       1998 - _____ tons       SEPTEMBER  1998 - _____ tons
          APRIL       1998 - _____ tons       OCTOBER    1998 - _____ tons
          MAY         1998 - _____ tons       NOVEMBER   1998 - _____ tons
          JUNE        1998 - _____ tons       DECEMBER   1998 - _____ tons

                               I SELECT OPTION B  /s/ eb
                               -----------------------------
                                                 Initial

     Catfish feed to be ordered by member for specific dates during said contract period with first load ordered on or after January 1, 1998 and continuing thereafter with each consecutive order until end of contract period.

                                       II

     The purchase price for such feed shall be $241.00 per ton. This contract price does not include freight charges.

     All deliveries of feed made to member during the specified term of this contract shall be considered as feed purchased and sold under this contract and shall be invoiced to member at the stated price per ton; provided, however, if member, during the term of this contract, purchases more feed of the stated mix or formula than the number of tons specified in paragraph 1 above, the first deliveries shall be considered as feed purchased and sold under this contract, and deliveries in excess of the specified tonnage shall be invoiced to member at the price then being charged by DELTA WESTERN to members who have no contract fixing the price of feeds then being currently delivered to them.

                                      III

     In the event DELTA WESTERN is prevented from making deliveries as agreed upon herein by reason of strikes, labor disputes, acts of God, fire or other like unavoidable casualties or occurrences not under the control of DELTA WESTERN, then and in such event DELTA WESTERN shall be excused from making deliveries until the cause for its inability to deliver shall be removed.

     In the event such inability to deliver shall continue for a period of thirty (30) consecutive days, member may, at member's option, terminate this contract as to the unfulfilled portion thereof provided that written notice of termination is given within one (1) week after the completion of said thirty
(30) day period of time. If no such notice of termination is given by member, or in the event DELTA WESTERN'S inability to deliver continues for less than thirty (30) days, then deliveries shall be continued in approximately equal weekly quantities until the total quantity of feed hereby contracted has been delivered.

     IN TESTIMONY WHEREOF, the parties hereto have executed this agreement in duplicate original on this the day and year hereinabove first specified.


                                             INDI-BEL, INC.

                                             BY /s/ Lester Myers
                                               -------------------------------

                                             TITLE  PRESIDENT
                                                   ---------------------------



                                             CUSTOMER:  AQUA PRO CORPORATION

                                             BY  /s/ Eric P. Braschwitz
                                                ------------------------------

                                             TITLE   CFO
                                                   ---------------------------

INDI BEL, INC.                      WITH                  AQUA PRO CORPORATION



                               CONTRACT AGREEMENT

                               CONTRACT NO. 1028

     THIS AGREEMENT made and entered into this the 17th day of December, 1997, by and between INDI-BEL, INC., d/b/a DELTA WESTERN, and the undersigned member of DELTA WESTERN.

                                WITNESSETH THAT:

     In consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                       I

     DELTA WESTERN agrees to sell and deliver to AQUA PRO CORPORATION between January 1, 1998 and December 31, 1998 and member agrees to purchase and receive from DELTA WESTERN during stated period of time 2500 tons of 32% floating catfish feed. Member has the option to receive a lower or higher percent of protein with the price for that feed adjusted from his booking price to same differential as out-the-door prices at time of shipment.

     Delivery of the feed purchased and sold hereunder shall be made by DELTA WESTERN in bulk to member's catfish farm, the location of which is known to both parties to this contract. Deliveries shall be made in approximately equal weekly quantities during the term of this contract, with dates for delivery of specific truckload quantities being fixed by number.

     Member hereby selects Option A which is designated tons in designated months OR Option B which is shipping off contract from start to finish until contract is depleted.

                               I SELECT OPTION A
                               ------------------------------
                                                  Initial

     Catfish feed to be ordered by member for specified dates during the months as indicated below:

          JANUARY     1998 - _____ tons       JULY       1998 - _____ tons
          FEBRUARY    1998 - _____ tons       AUGUST     1998 - _____ tons
          MARCH       1998 - _____ tons       SEPTEMBER  1998 - _____ tons
          APRIL       1998 - _____ tons       OCTOBER    1998 - _____ tons
          MAY         1998 - _____ tons       NOVEMBER   1998 - _____ tons
          JUNE        1998 - _____ tons       DECEMBER   1998 - _____ tons

                               I SELECT OPTION B  /s/ eb
                               -----------------------------
                                                 Initial

     Catfish feed to be ordered by member for specific dates during said contract period with first load ordered on or after January 1, 1998 and continuing thereafter with each consecutive order until end of contract period.

                                       II

     The purchase price for such feed shall be $240.00 per ton. This contract price does not include freight charges.

     All deliveries of feed made to member during the specified term of this contract shall be considered as feed purchased and sold under this contract and shall be invoiced to member at the stated price per ton; provided, however, if member, during the term of this contract, purchases more feed of the stated mix or formula than the number of tons specified in paragraph 1 above, the first deliveries shall be considered as feed purchased and sold under this contract, and deliveries in excess of the specified tonnage shall be invoiced to member at the price then being charged by DELTA WESTERN to members who have no contract fixing the price of feeds then being currently delivered to them.

                                   III

     In the event DELTA WESTERN is prevented from making deliveries as agreed upon herein by reason of strikes, labor disputes, acts of God, fire or other like unavoidable casualties or occurrences not under the control of DELTA WESTERN, then and in such event DELTA WESTERN shall be excused from making deliveries until the cause for its inability to deliver shall be removed.

     In the event such inability to deliver shall continue for a period of thirty (30) consecutive days, member may, at member's option, terminate this contract as to the unfulfilled portion thereof provided that written notice of termination is given within one (1) week after the completion of said thirty
(30) day period of time. If no such notice of termination is given by member, or in the event DELTA WESTERN'S inability to deliver continues for less than thirty (30) days, then deliveries shall be continued in approximately equal weekly quantities until the total quantity of feed hereby contracted has been delivered.

     IN TESTIMONY WHEREOF, the parties hereto have executed this agreement in duplicate original on this the day and year hereinabove first specified.


                                             INDI-BEL, INC.

                                             BY /s/ Lester Myers
                                               -------------------------------

                                             TITLE  PRESIDENT
                                                   ---------------------------



                                             CUSTOMER:  AQUA PRO CORPORATION

                                             BY  /s/ Eric P. Braschwitz
                                                ------------------------------

                                             TITLE   CFO
                                                   ---------------------------

INDI BEL, INC.                      WITH                  AQUA PRO CORPORATION



                               CONTRACT AGREEMENT

                               CONTRACT NO. 1039

     THIS AGREEMENT made and entered into this the 4th day of January, 1998, by and between INDI-BEL, INC., d/b/a DELTA WESTERN, and the undersigned member of DELTA WESTERN.

                                WITNESSETH THAT:

     In consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                       I

     DELTA WESTERN agrees to sell and deliver to AQUA PRO CORPORATION between January 1, 1998 and December 31, 1998 and member agrees to purchase and receive from DELTA WESTERN during stated period of time 1500 tons of 32% floating catfish feed. Member has the option to receive a lower or higher percent of protein with the price for that feed adjusted from his booking price to same differential as out-the-door prices at time of shipment.

     Delivery of the feed purchased and sold hereunder shall be made by DELTA WESTERN in bulk to member's catfish farm, the location of which is known to both parties to this contract. Deliveries shall be made in approximately equal weekly quantities during the term of this contract, with dates for delivery of specific truckload quantities being fixed by number.

     Member hereby selects Option A which is designated tons in designated months OR Option B which is shipping off contract from start to finish until contract is depleted.

                               I SELECT OPTION A
                               ------------------------------
                                                  Initial

     Catfish feed to be ordered by member for specified dates during the months as indicated below:

          JANUARY     1998 - _____ tons       JULY       1998 - _____ tons
          FEBRUARY    1998 - _____ tons       AUGUST     1998 - _____ tons
          MARCH       1998 - _____ tons       SEPTEMBER  1998 - _____ tons
          APRIL       1998 - _____ tons       OCTOBER    1998 - _____ tons
          MAY         1998 - _____ tons       NOVEMBER   1998 - _____ tons
          JUNE        1998 - _____ tons       DECEMBER   1998 - _____ tons

                               I SELECT OPTION B  /s/ eb
                               -----------------------------
                                                 Initial

     Catfish feed to be ordered by member for specific dates during said contract period with first load ordered on or after January 1, 1998 and continuing thereafter with each consecutive order until end of contract period.

                                       II

     The purchase price for such feed shall be $235.00 per ton. This contract price does not include freight charges.

     All deliveries of feed made to member during the specified term of this contract shall be considered as feed purchased and sold under this contract and shall be invoiced to member at the stated price per ton; provided, however, if member, during the term of this contract, purchases more feed of the stated mix or formula than the number of tons specified in paragraph 1 above, the first deliveries shall be considered as feed purchased and sold under this contract, and deliveries in excess of the specified tonnage shall be invoiced to member at the price then being charged by DELTA WESTERN to members who have no contract fixing the price of feeds then being currently delivered to them.

                                      III

     In the event DELTA WESTERN is prevented from making deliveries as agreed upon herein by reason of strikes, labor disputes, acts of God, fire or other like unavoidable casualties or occurrences not under the control of DELTA WESTERN, then and in such event DELTA WESTERN shall be excused from making deliveries until the cause for its inability to deliver shall be removed.

     In the event such inability to deliver shall continue for a period of thirty (30) consecutive days, member may, at member's option, terminate this contract as to the unfulfilled portion thereof provided that written notice of termination is given within one (1) week after the completion of said thirty
(30) day period of time. If no such notice of termination is given by member, or in the event DELTA WESTERN'S inability to deliver continues for less than thirty (30) days, then deliveries shall be continued in approximately equal weekly quantities until the total quantity of feed hereby contracted has been delivered.

     IN TESTIMONY WHEREOF, the parties hereto have executed this agreement in duplicate original on this the day and year hereinabove first specified.


                                             INDI-BEL, INC.

                                             BY /s/ Lester Myers
                                               -------------------------------

                                             TITLE  PRESIDENT
                                                   ---------------------------



                                             CUSTOMER:  AQUA PRO CORPORATION

                                             BY  /s/ Eric P. Braschwitz
                                                ------------------------------

                                             TITLE   CFO
                                                   ---------------------------